Exhibit 10.1(b)


         Schedule of Secured Convertible Note (new financing) Issued by
               NCT Group, Inc. to Carole Salkind on June 24, 2005


                                                                   Conversion
      Issue Date           Due Date             Principal             Price
      ----------           --------             ---------             -----
       06/24/05            12/24/05            $  576,000           $ 0.016